Exhibit 4.1

EXECUTION VERSION

NORTHROP GRUMMAN CORPORATION

AND

THE BANK OF NEW YORK MELLON, TRUSTEE

TWELFTH SUPPLEMENTAL INDENTURE

Dated as of January 31, 2024

to

INDENTURE

Dated as of November 21, 2001

as amended and supplemented by the

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 30, 2009

THIRD SUPPLEMENTAL INDENTURE

Dated as of March 30, 2011

FOURTH SUPPLEMENTAL INDENTURE

Dated as of March 30, 2011

4.600% SENIOR NOTES DUE 2029

4.900% SENIOR NOTES DUE 2034

5.200% SENIOR NOTES DUE 2054

EXHIBIT A	Form of 4.600% Senior Notes due 2029
EXHIBIT B	Form of 4.900% Senior Notes due 2035
EXHIBIT C	Form of 5.200% Senior Notes due 2054

i

This TWELFTH SUPPLEMENTAL INDENTURE dated as of January 31, 2024 (this “Twelfth Supplemental Indenture”) between NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 2980 Fairview Park Drive, Falls Church, Virginia 22042, and THE BANK OF NEW YORK MELLON, a corporation duly organized and existing under the laws of the State of New York, as successor to JPMorgan Chase Bank, as trustee (herein called the “Trustee”), under the Indenture (as hereinafter defined), having its Corporate Trust Office at 240 Greenwich Street, New York, New York 10286.

R E C I T A L S

WHEREAS, the Company and the Trustee have executed and delivered an Indenture, dated as of November 21, 2001 (the “Original Indenture”), the First Supplemental Indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 30, 2011 (the “Third Supplemental Indenture”), and the Fourth Supplemental Indenture, dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), each of which amends and supplements the Original Indenture;

WHEREAS, Section 901 of the Original Indenture, as amended, provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture, as amended;

WHEREAS, pursuant to the terms of the Original Indenture, as amended, the Company desires to provide for the establishment of three new series of its Securities to be known as its “4.600% Senior Notes due 2029” (the “2029 Notes”), “4.900% Senior Notes due 2034” (the “2034 Notes”) and its “5.200% Senior Notes due 2054” (the “2054 Notes” and, together with the 2029 Notes and the 2034 Notes, the “Notes”), respectively, the form and substance of each such series of Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture, as amended by the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and this Twelfth Supplemental Indenture (collectively, the “Indenture”);

WHEREAS, the Company has requested that the Trustee execute and deliver this Twelfth Supplemental Indenture; and

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Twelfth Supplemental Indenture and make it a valid, binding and legal agreement of the Company, have been done or performed.

NOW, THEREFORE, THIS TWELFTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the promises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders, as follows:

Article I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined in this Twelfth Supplemental Indenture shall have the respective meaning ascribed to them by the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture. The following additional terms are hereby established for purposes of this Twelfth Supplemental Indenture and shall have the meaning set forth in this Twelfth Supplemental Indenture only for purposes of this Twelfth Supplemental Indenture:

“2029 Global Notes” has the meaning set forth in Section 203 of this Twelfth Supplemental Indenture.

“2034 Global Notes” has the meaning set forth in Section 203 of this Twelfth Supplemental Indenture.

“2054 Global Notes” has the meaning set forth in Section 203 of this Twelfth Supplemental Indenture.

“2029 Notes” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“2034 Notes” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“2054 Notes” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“Additional Notes” has the meaning set forth in Section 201 of this Twelfth Supplemental Indenture.

“Applicable Tax Law” has the meaning set forth in Section 309 of this Twelfth Supplemental Indenture.

“First Supplemental Indenture” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“Fourth Supplemental Indenture” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“Global Notes” has the meaning set forth in Section 203 of this Twelfth Supplemental Indenture.

“Indenture” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“Interest Payment Date” has the meaning set forth in Section 205 of this Twelfth Supplemental Indenture.

“Notes” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“Original Indenture” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

“Par Call Date” has the meaning set forth in the form of 2029 Note attached hereto as Exhibit A (with respect to the 2029 Notes), in the form of 2034 Note attached hereto as Exhibit B (with respect to the 2034 Notes) and in the form of 2054 Note attached hereto as Exhibit C (with respect to the 2054 Notes).

“Regular Record Date” has the meaning set forth in Section 205 of this Twelfth Supplemental Indenture.

“Third Supplemental Indenture” has the meaning set forth in the recitals of this Twelfth Supplemental Indenture.

Article II

ESTABLISHMENT OF 4.600% SENIOR NOTES DUE 2029, 4.900% SENIOR NOTES DUE

2034 AND 5.200% SENIOR NOTES DUE 2054

201. Establishment and Designation of the Notes

Pursuant to the terms hereof and Section 301 of the Original Indenture, the Company hereby establishes three new series of Securities, the first series designated as the “4.600% Senior Notes due 2029,” the second series designated as the “4.900% Senior Notes due 2034” and the third series designated as the “5.200% Senior Notes due 2054.” Any such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (with respect to such series, the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms of the series being reopened, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes of the series being reopened, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes of the series being reopened for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes of the series being reopened.

202. Principal Amount of the Notes; Maturity

The maximum aggregate principal amount of the Notes which may be authenticated and delivered pursuant to the Indenture (except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Original Indenture, (ii) Notes which, pursuant to Section 303 of the Original Indenture, are deemed never to have been authenticated and delivered under the Indenture, and (iii) for avoidance of doubt, Additional Notes) is $500,000,000 in respect of the 2029 Notes, $850,000,000 in respect of the 2034 Notes and $1,150,000,000 in respect of the 2054 Notes. The principal amount of the 2029 Notes shall be due and payable on February 1, 2029, the principal amount of the 2034 Notes shall be due and payable on June 1, 2034 and the principal amount of the 2054 Notes shall be due and payable on June 1, 2054.

203. Form of Notes; Denominations; Depositary

The 2029 Notes shall be initially issued in the form of one or more Global Securities (the “2029 Global Notes”) in substantially the form set forth in Exhibit A hereto, the 2034 Notes shall be initially issued in the form of one or more Global Securities (the “2034 Global Notes”) in substantially the form set forth in Exhibit B hereto and the 2054 Notes shall be initially issued in the form of one or more Global Securities (the “2054 Global Notes” and, together with the 2029 Global Notes and the 2034 Global Notes, the “Global Notes”) in substantially the form set forth in Exhibit C hereto. The Notes shall be issued in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The initial Depositary in respect of the Global Notes shall be The Depository Trust Company. The Global Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of Cede & Co. Except as otherwise set forth in Section 305 of the Original Indenture, the Global Notes may be transferred, in whole or in part, only to the Depositary, another nominee of the Depositary or to a successor of the Depositary or its nominee.

204. Payment

The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make all payments of interest on any Global Note in accordance with the arrangements then existing between the Paying Agent and the applicable Depositary, and all payments of principal of and premium, if any, on any Global Note at the Corporate Trust Office upon surrender of such Note for payment. The Company will make all payments of interest on any definitive Note by mailing a check to the address of each Person entitled thereto, and all payments of principal of and premium, if any, on any definitive Note at the Corporate Trust Office upon surrender of such Note for payment.

205. Interest Rate

Interest on the 2029 Notes shall accrue at the rate of 4.600% per annum, interest on the 2034 Notes shall accrue at the rate of 4.900% per annum and interest on the 2054 Notes shall accrue at the rate of 5.200% per annum. Interest on the Notes shall accrue from January 31, 2024 or the most recent Interest Payment Date to which interest was paid or duly provided for. Interest on the 2029 Notes shall be payable semiannually in arrears on February 1 and August 1, commencing on August 1, 2024 (each an “Interest Payment Date” for the 2029 Notes), to the Persons in whose names such Notes are registered at the close of business on the January 15 or July 15, as the case may be (in either case, whether or not a Business Day), immediately preceding such Interest Payment Date (each a “Regular Record Date” for the 2029 Notes). Interest on the the 2034 Notes and the 2054 Notes shall be payable semiannually in arrears on June 1 and December 1, commencing on June 1, 2024 (each an “Interest Payment Date” for the the 2034 Notes and the 2054 Notes), to the Persons in whose names such Notes are registered at the close of business on the May 15 or November 15, as the case may be (in either case, whether or not a Business Day), immediately preceding such Interest Payment Date (each a “Regular Record Date” for the the 2034 Notes and the 2054 Notes). Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

206. Paying Agent and Security Registrar

The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to the Holders thereof, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

207. No Sinking Fund

The provisions of Article 12 of the Original Indenture shall not be applicable to the Notes.

208. Optional Redemption

Prior to the applicable Par Call Date, the 2029 Notes are subject to redemption at the option of the Company, in whole or in part, at any time and from time to time, as set forth in the form of 2029 Note attached hereto as Exhibit A. Prior to the applicable Par Call Date, the 2034 Notes are subject to redemption at the option of the Company, in whole or in part, at any time and from time to time, as set forth in the form of 2034 Note attached hereto as Exhibit B. Prior to the applicable Par Call Date, the 2054 Notes are subject to redemption at the option of the Company, in whole or in part, at any time and from time to time, as set forth in the form of 2054 Note attached hereto as Exhibit C. On or after the applicable Par Call Date, the Notes of each series are subject to redemption, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

209. Exchange of the Notes

In addition to the circumstances set forth in Clause (2) of the last paragraph of Section 305 of the Original Indenture, and subject to the arrangements then existing between the Company and the applicable Depositary, the Company may at any time, in its sole discretion, elect to have any Global Note exchanged in whole or in part for Notes of the same series registered in the name or names of Persons other than such Depositary or a nominee thereof.

Article III

MISCELLANEOUS PROVISIONS

301. Effect of Twelfth Supplemental Indenture

Upon the execution and delivery of this Twelfth Supplemental Indenture by the Company and the Trustee, the Indenture shall be supplemented and amended in accordance herewith, and this Twelfth Supplemental Indenture shall form a part of the Indenture for all purposes. Except as otherwise provided herein, each and every term and condition contained in this Twelfth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, shall apply only to the Notes established hereby and not to any other series of Securities established under the Indenture.

In the event of a conflict between any provisions of the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, and this Twelfth Supplemental Indenture, the relevant provision or provisions of this Twelfth Supplemental Indenture shall govern.

Except as supplemented or amended hereby, all other provisions in the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, to the extent not inconsistent with the terms and provisions of this Twelfth Supplemental Indenture, shall remain in full force and effect, and are hereby ratified and confirmed.

302. Effective Date

This Twelfth Supplemental Indenture shall be effective as of the date first above written upon the execution and delivery hereof by the Company and the Trustee.

303. Effect of Headings and Table of Contents

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction or interpretation hereof.

304. Successors and Assigns

All covenants and agreements in this Twelfth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

305. Separability Clause

In case any provision in this Twelfth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

306. Counterparts

This Twelfth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The words “execution,” “signature,” “delivery,” and words of like import in or relating to this Twelfth Supplemental Indenture, the Notes or any document to be signed in connection with this Twelfth Supplemental Indenture, including by the Trustee, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. For the avoidance of doubt and only with respect to the Notes, this Section 306 shall be deemed to amend Section 303 of the Indenture to permit (i) electronic signatures of the Notes by the officers specified therein and (ii) authentication by the Trustee to be executed by manual, electronic or facsimile signature and provide that any Note executed, authenticated and delivered in such manner shall be valid and obligatory for all purposes under the Indenture and entitled to the benefits thereunder and hereunder.

307. Trustee Not Responsible for Recitals

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Twelfth Supplemental Indenture.

308. Governing Law

This Twelfth Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

309. Applicable Tax Law

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Indenture in effect from time to time (collectively, “Applicable Tax Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) upon reasonable written request of the Trustee, to use commercially reasonable efforts to provide to the Trustee, to the extent available, sufficient information about Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so that the Trustee can determine whether it has tax related obligations under

Applicable Tax Law and (ii) that the Trustee shall be entitled to make any withholding or deduction in respect of taxes from payments under the Indenture to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability. Nothing in the immediately preceding sentence shall be construed as obligating the Company to make any “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted. The terms of this paragraph shall survive the satisfaction and discharge of the Indenture.

310. Electronic Communications

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”), given pursuant to this Twelfth Supplemental Indenture and related documents and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. “Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed, all as of the day and year first above written.

NORTHROP GRUMMAN CORPORATION

By:	/s/ David F. Keffer
Name: David F. Keffer
Title: Corporate Vice President and
Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Vice President

[Signature Page to Twelfth Supplemental Indenture]

EXHIBIT A

[FORM OF FACE OF 2029 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]2

Registered	CUSIP No.: 666807 CK6

No. [____]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

4.600% Senior Note due 2029

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________ ]3 [CEDE & CO.]4, or registered assigns, the

[1]	To be included only if the Note is a Global Note.
[2]	To be included only if the Depositary is The Depository Trust Company.
[3]	To be included only if the Note is not a Global Note.
[4]	To be included only if the Note is a Global Note.

principal sum of ________________ Dollars, on February 1, 2029 (the “Maturity Date”), and to pay interest thereon from January 31, 2024 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each an “Interest Payment Date”), commencing August 1, 2024, at the rate of 4.600% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the January 15 or July 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]5 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]6

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[5]	To be included only if the Note is a Global Note.
[6]	To be included only if the Note is not a Global Note.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF 2029 NOTE]

4.600% Senior Note due 2029

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Twelfth Supplemental Indenture dated as of January 31, 2024 (the “Twelfth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “4.600% Senior Notes due 2029” of the Company initially limited in aggregate principal amount to $500,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. Prior to January 1, 2029 (the “Par Call Date”), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points less (b) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed, with a copy to the Trustee.

In the case of a partial redemption of a series of Notes, selection of certificated Notes of such series for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any certificated Note of a series is to be redeemed in part only, the notice of redemption that relates to such Note of such series will state the portion of the principal amount of the Note of such series to be redeemed. A new certificated Note of such series in a principal amount equal to the unredeemed portion of such Note of such series will be issued in the name of the Holder of such Note upon surrender for cancellation of the original certificated Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of DTC (or such other Depositary), which may be made on a pro rata pass-through distribution of principal basis.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

 (Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

 (Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

EXHIBIT B

[FORM OF FACE OF 2034 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]8

Registered	CUSIP No.: 666807 CL4

No. [____]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

4.900% Senior Note due 2034

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [________________]9 [CEDE & CO.]10, or registered assigns, the

[7]	To be included only if the Note is a Global Note.
[8]	To be included only if the Depositary is The Depository Trust Company.
[9]	To be included only if the Note is not a Global Note.
[10]	To be included only if the Note is a Global Note.

principal sum of ________________ Dollars, on June 1, 2034 (the “Maturity Date”), and to pay interest thereon from January 31, 2024 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year (each an “Interest Payment Date”), commencing June 1, 2024, at the rate of 4.900% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the May 15 or November 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]11 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]12

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[11]	To be included only if the Note is a Global Note.
[12]	To be included only if the Note is not a Global Note.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF 2034 NOTE]

4.900% Senior Note due 2034

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Twelfth Supplemental Indenture dated as of January 31, 2024 (the “Twelfth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “4.900% Senior Notes due 2034” of the Company initially limited in aggregate principal amount to $850,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. Prior to March 1, 2034 (the “Par Call Date”), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining

Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed, with a copy to the Trustee.

In the case of a partial redemption of a series of Notes, selection of certificated Notes of such series for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any certificated Note of a series is to be redeemed in part only, the notice of redemption that relates to such Note of such series will state the portion of the principal amount of the Note of such series to be redeemed. A new certificated Note of such series in a principal amount equal to the unredeemed portion of such Note of such series will be issued in the name of the Holder of such Note upon surrender for cancellation of the original certificated Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of DTC (or such other Depositary), which may be made on a pro rata pass-through distribution of principal basis.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

 (Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

 (Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

EXHIBIT C

[FORM OF FACE OF 2054 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ]13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]14

Registered	CUSIP No.: 666807 CM2

No. [____]	Principal Amount: $[__________]

NORTHROP GRUMMAN CORPORATION

5.200% Senior Note due 2054

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received,

[13]	To be included only if the Note is a Global Note.
[14]	To be included only if the Depositary is The Depository Trust Company.

hereby promises to pay to [_______________]15 [CEDE & CO.]16, or registered assigns, the principal sum of _______________ Dollars, on June 1, 2054 (the “Maturity Date”), and to pay interest thereon from January 31, 2024 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year (each an “Interest Payment Date”), commencing June 1, 2024, at the rate of 5.200% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the May 15 or November 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]17 [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]18

[15]	To be included only if the Note is not a Global Note.
[16]	To be included only if the Note is a Global Note.
[17]	To be included only if the Note is a Global Note.
[18]	To be included only if the Note is not a Global Note.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE SIDE OF 2054 NOTE]

5.200% Senior Note due 2054

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), and a Twelfth Supplemental Indenture dated as of January 31, 2024 (the “Twelfth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “5.200% Senior Notes due 2054” of the Company initially limited in aggregate principal amount to $1,150,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. Prior to December 1, 2053 (the “Par Call Date”), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Notes to be redeemed;

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed, with a copy to the Trustee.

In the case of a partial redemption of a series of Notes, selection of certificated Notes of such series for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any certificated Note of a series is to be redeemed in part only, the notice of redemption that relates to such Note of such series will state the portion of the principal amount of the Note of such series to be redeemed. A new certificated Note of such series in a principal amount equal to the unredeemed portion of such Note of such series will be issued in the name of the Holder of such Note upon surrender for cancellation of the original certificated Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of DTC (or such other Depositary), which may be made on a pro rata pass-through distribution of principal basis.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	_________ Custodian ________ under Uniform Gifts to Minors Act _____
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

 (Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

 (Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)